                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                               ----------------------

                                      FORM 8-K

                                   CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported) September 24, 2001


                                  DOCUCON INCORPORATED
                 (Exact name of registrant as specified in its charter)

                               ----------------------

==================================================================================================
               Delaware                       1-10185                        74-2418590
   -------------------------------    ------------------------   ---------------------------------
   (State or other jurisdiction of    (Commission File Number)   (IRS Employer Identification No.)
            incorporation)

==================================================================================================

                                    8 AIRPORT PARK BOULEVARD
                                    LATHAM, NEW YORK 12110
                      (Address of principal executive offices) (Zip Code)

==================================================================================================

              Registrant's telephone number, including area code (518)786-7733

                                   8 Airport Park Boulevard
                                    Latham, New York 12110
              -------------------------------------------------------------
              (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective September 21, 2001, Docucon, Incorporated ("Registrant"), acting on the direction of its Board of Directors, approved the dismissal of Rothstein, Kass & Company, P.C. as the Company's independent accountants. The report of Rothstein, Kass & Company, P.C. on the Registrant's financial statements for the year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for the last paragraph which raised substantial doubt about the Registrant's ability to continue as a going concern. In connection with the audit of the Registrant's financial statements for the year ended December 31, 2000, there were no disagreements with Rothstein, Kass & Company, P.C. on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein, Kass & Company, P.C., would have caused Rothstein, Kass & Company, P.C. to make reference to the matter in their report on the financial statements nor were there any reportable events. Rothstein, Kass & Company, P.C. has furnished the Registrant with a letter addressed to the Securities and Exchange Commission indicating Rothstein, Kass & Company, P.C.'s agreement with the above statements. A copy of that letter is attached as an exhibit herein.

         Effective on September 21, 2001, Registrant retained the accounting firm of Ernst & Young, LLP to serve as its independent accountants to review or audit its financial statements beginning with the third quarter ending September 30, 2001. This engagement was effective September 21, 2001. Prior to its engagement as Registrant's independent auditors, Ernst & Young, LLP had not been consulted by Registrant either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on Registrant's financial statements or on any other matter that was the subject of any prior disagreement between Registrant and Registrant's previous certifying accountants.

ITEM 5.  OTHER EVENTS

         On September 6, 2001, Registrant's Board of Directors entered into a Letter Agreement, attached hereto as Exhibit 99.1, which amends and updates the terms of the proposed public combination of Registrant with Digital Visions Systems, Inc., a Nevada corporation ("DVS"), which Registrant reported on Form 8-K on April 3, 2001. The new terms of the proposed reverse merger provide that the current shareholders of DVS will own 92.5% of the combined entity. Registrant's shareholders will receive no warrants. All costs associated with the public combination will be paid by DVS, and any such payment will be credited towards the DVS' capital requirement of $2.5 million. Registrant and DVS intend to conclude the merger by December 30, 2001.

         With the exception of historical information described above, this report includes forward looking statements made under the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements involve substantial risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

     16.1  Letter from Rothstein, Kass & Company, P.C. dated September 21, 2001.
     99.1  Letter Agreement dated September 6, 2001








                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DOCUCON, INCORPORATED


Date: September 24, 2001               By:
                                          -------------------------------------
                                          Robert W. Schwartz, President and CEO

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

    16.1       Letter from Rothstein, Kass & Company, P.C. dated September 21,
               2001.

    99.1       Letter Agreement dated September 6, 2001.